Exhibit 99.3
Saving Lives With The Best Intravascular Temperature Management System Merger with Ithaka Acquisition Corp OTCBB: ITHK

ITHAKA ACQUISITION CORP. ("ITHAKA") INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ITHAKA SECURITIES, REGARDING ITS MERGER WITH ALSIUS CORPORATION ("ALSIUS"), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS. EARLYBIRDCAPITAL, INC. ("EBC"), THE MANAGING UNDERWRITER OF ITHAKA'S INITIAL PUBLIC OFFERING ("IPO") CONSUMMATED IN AUGUST 2005, IS ASSISTING ITHAKA IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. ITHAKA AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF ITHAKA STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER. STOCKHOLDERS OF ITHAKA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ITHAKA'S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND FINAL REGISTRATION STATEMENT CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH ITHAKA'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ITHAKA'S FINAL PROSPECTUS, DATED AUGUST 17, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ITHAKA OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ITHAKA ACQUISITION CORP., 100 SOUTH POINTE DRIVE, 23RD FLOOR, MIAMI, FLORIDA 33139. THE REGISTRATION STATEMENT CONTAINING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (http://www.sec.gov). Cautionary Statements

This presentation and accompanying oral remarks contain certain forward-looking statements that involve a number of risks and uncertainties. Words such as "expects", "intends", "anticipates", "plans", "believes", "seeks", "estimates", or variations of such words and similar expressions, are intended to identify forward-looking statements. Investors are cautioned that actual events or results may differ from the Company's expectations. In addition to the matters described above, the ability of the Company to develop its products, obtain and maintain clearances from the FDA or other regulatory agencies, overall economic conditions, general market conditions, foreign currency exchange rate fluctuations, competition and risk factors listed from time to time in the Company's SEC filings, may affect the actual results achieved by the Company. As used herein, the "Company" means the combined entities Ithaka Acquisition Corp. and Alsius Corporation, following the intended acquisition of Alsius by Ithaka. Forward - Looking Statements

Alsius: The Worldwide Leader in Next Generation Intravascular Temperature Management Large Immediately Addressable Markets Market Leader Superior Technology

Large target markets with significant growth opportunities Current market opportunity $1 billion worldwide for cleared indications Evolving $3 billion total addressable market worldwide for therapeutic cooling, warming and normal temperature maintenance (including Stroke and AMI), based on intended future clearances and indications Worldwide market leader in intravascular temperature management Over 8,000 patients treated and CoolGard systems installed at over 175 hospitals Alsius' intravascular approach viewed by critical care leaders as better medicine for patients and care providers Recurring revenue business model featuring disposable driven products Targeting repeat sales of single-use, disposable catheters (also functions as central venous catheter) Experienced management team Over 90 years of aggregate experience developing and selling innovative med-tech products Merger with Ithaka aimed at providing the financial resources to capitalize on Alsius' first-mover status Investment Highlights

Executive Prior Experience Device Experience William J. Worthen President, CEO and Chairman of the Board Neuro Navigational, American Hospital Supply 23 Brett Scott CFO Irvine Biomedical, Cardiac Science 15 Kenneth A. Collins, M.B.B.S. EVP, Regulatory, Clinical, Quality and R&D Boston Scientific 15 H. Michael Ameli VP, Manufacturing Medtronic 20 Suzanne C. Winter VP, Worldwide Sales and Marketing Toshiba America Medical Systems 18 Experienced Management and Premier Investors

Transaction Overview Earn-Out Program Transaction 8mm Up-front shares 6mm potential Milestone shares Assumption of $3.2mm debt Management Incentive Program $5mm ($3mm Up-front & $2mm Earn-Out) 6mm potential Milestone shares 2007 Revenues $14.8mm = 0.5mm shares 2008 Revenues $28.0mm = 1.5mm shares 2009 Revenues $47.0mm = 3.0mm shares 20%+ overachievement = 1.0mm shares Partial payout for 80 to 100% achievement Pro Forma Capitalization 19.0mm shares outstanding at closing 43.9mm shares fully diluted $45mm cash estimated on closing 18.5mm warrants expiring Aug-09, which, if exercised, would yield $95mm proceeds

Among the four vital signs, temperature was historically ignored as a point of intervention Cooling and warming have recently become standard of care for patients in critical condition or undergoing surgical procedures Temperature is a Key Vital Sign In Critical Care Patients The other three vital signs are well-developed, multi-billion dollar device markets The other three vital signs are well-developed, multi-billion dollar device markets Blood Pressure Heart Rate Respiration Temperature Management Well characterized and measurable Clinically important Recommended intervention Increasing physician awareness Novel technologies Adoption at inflection point

Reducing Fever (Normothermia) Majority of critical care patients experience fever in the ICU Fever (>38°C) is associated with increased mortality, morbidity and length of stay in the ICU Therapeutic Cooling (Induced Hypothermia) Cooling to 33°C following cardiac arrest saves one life for every seven people treated Therapeutic Warming (Normothermia) Patients undergoing major surgeries experience reduced core temperatures (hypothermia) Hypothermia increases morbidity risk through impaired wound healing, adverse cardiac events, altered drug metabolism, and coagulopathies Why is Temperature Management Important? Cardiac Arrest Subarrachnoid Hemorrhage Traumatic Brain Injury 0.83 0.7 0.68 Fever Incidence in ICU

Clinical Example: Temperature and Ischemic Injury

HYPERTHERMIA
Accelerates Injury


42°
41°
40°
39°
38°
37°C
36°
35°
34°
33°
32°

HYPOTHERMIA
Preserves Tissue


Area at risk for secondary injury
Primary ischemic injury

Clinical Goal: Tissue Preservation

Physiological Damage of Fever

- Increased neurotransmitter release and associated "excitotoxic" injury
- Increased free radical products in brain
- Breakdown of the blood-brain barrier
- Increase in abnormal depolarizations
- Affects protein kinase signaling pathways in brain
- Accelerates nerve cell cytoskeleton breakdown

ALSIUS
10

1998 19 1999 41 2000 48 2001 49 2002 68 2003 85 2004 112 2005 142 2006 173 2006 204 Alsius' CoolGard Installed Base Momentum Building for Temperature Management Clinically Accepted Fever from stroke and head trauma in the ICU, OR and ER New Applications Cardiac arrest Cardiothoracic surgery Future Applications Stroke AMI Alsius is capitalizing on significantly greater awareness of the importance of temperature management

Cardiac arrest 400,000 Stroke 1,400,000 AMI 2,000,000 Reducing Fever (Normothermia) Therapeutic Cooling (Induced Hypothermia) Fever control in 800,000 the Neuro ICU Cardiothoracic 800,000 surgery Therapeutic Warming (Normothermia) Target Indications: Worldwide Estimated Annual Incidence Total Incidence Target with Alsius Products Fever control in 240,000 the Neuro ICU Cardiac arrest 400,000 Stroke 700,000 AMI 700,000 Cardiothoracic 175,000 surgery

Cardiac arrest $400 MM Reducing Fever (Normothermia) Therapeutic Cooling (Induced Hypothermia) Fever control in $400 MM the Neuro ICU Current Estimated Market Opportunity $1 billion Cardiothoracic $160 MM surgery Therapeutic Warming (Normothermia) Worldwide Annual Disposable Market Opportunities Total Estimated Addressable Opportunity $3 billion Stroke $800 MM AMI $840 MM Current Future Other Major $250 MM surgeries (For cleared and off-label uses)

Brain Injury in Cardiac Arrest Study published in The New England Journal of Medicine showed induced hypothermia reduces mortality and improves long-term neurological function One in seven lives saved 37% improvement in neurological function Other studies show cooling may also be beneficial for other arrythmias or in-hospital cardiac arrest Est. $400 Million Opportunity ~400,000 patients Latest AHA guidelines for cardiac arrest (Nov 2005) recommend induced hypothermia Organizations Supporting Temperature Management

Fever is harmful to the Neuro ICU patient Fever is associated with poor clinical outcomes, increased complications and increased mortality Increases secondary brain injury Exacerbates intracranial pressure complications Cooling addresses stroke, traumatic brain injury and hemorrhage Standard antipyretic therapy is not effective at eliminating fever Est. $400 Million Opportunity Guidelines recommend aggressive fever management following neurologic injury Fever Control in Brain Injured Patients ~800,000 patients Organizations Supporting Temperature Management

Unwanted hypothermia during "off-pump" bypass surgery while anesthetized and exposed to cool operating room temperatures Increased morbidity Impaired wound healing Adverse cardiac events Altered drug metabolism More bleeding Increased length of stay in post-surgical intensive care units Aortic procedures require cooling and warming Major medical societies have for years recommended specific guidelines regarding rewarming during cardiothoracic surgeries Est. $160 Million Opportunity Warming During Cardiothoracic Surgery ~175,000 patients Organizations Supporting Temperature Management

Est. $1.6 Billion Opportunity AMI Opportunity (expected in '08 - '09) Recent clinical trials suggest therapeutic cooling before and during emergency angioplasty may reduce heart tissue scarring Stroke Opportunity (expected '09 - '11) American Stroke Association sees therapeutic hypothermia as promising treatment for stroke victims Several clinical trials to study the benefits of therapeutic cooling in stroke victims are underway worldwide Promising future opportunities may be available in stroke and AMI applications Future Opportunities: Acute Myocardial Infarction (AMI) and Stroke ~1.4 million aggregate patients in Stroke and AMI Organizations Supporting Temperature Management

Ice No temperature control or accuracy High provider effort to maintain target temperature Blankets Limited control High temperature variation Significantly obstructs patient access Lavage High provider effort Inefficient temperature transfer Alcohol Rubs No control or accuracy High temperature variation Type Limitations Current methods lack control, accuracy and efficiency Conventional Cooling & Warming Methods

Companies developing advanced technology solutions to address significant market opportunity and unmet medical need in temperature management Approach Status Intravascular Commercial Intravascular Clinical trials Intravascular Commercial Surface Commercial Novel Temperature Management Techniques

Key Benefits Core body cooling (vs. surface cooling) Highly efficient, reduced shivering Rapid and precise Automatically maintains target temperature Easy-to-use, multi-functional catheters Standard insertion Serve as standard CVC Minimal provider oversight and effort post- insertion Improved access to patient Alsius' Superior Intravascular Approach

A Higher Degree of Control "Hands free" operation reduces nursing time Temperature control algorithm minimizes fluctuations and prevents overshoot User-friendly interface Large, color graphical display Simple input for target patient temperature and rate of cooling Real-time Digital Data TempTrend Software enables real-time temperature display, storage and download CoolGard 3000 System Dimensions Height 45" Width 17" Depth 30"

Superior Temperature Management Promotes effective, controlled temperature transfer through closed loop circulation Familiar Package, Dual Purpose Functions just like standard central venous catheters (CVCs) routinely used in critical care Broad Product Offering Significant physician choice to meet patient need and user preference; insertion site, catheter profile/power, single or multi-lumen Icy CoolLine Fortius High Performance, Single-Use Catheters

Alsius' primary U.S. clinical trial 296 patient randomized controlled 4 cohorts: subarachnoid hemorrhage, intracerebral hemorrhage, ischemic infarction and traumatic brain injury Primary endpoint: reduction in fever burden Trial results 64% reduction in fever burden 60% reduction in other surface cooling methods used 25% reduction in required antipyretics 43% reduction in nursing time Alsius' Clinical Results in Fever Control

Fever Control - Clinical Experience ALSIUS Intravascular Temperature Management Conventional Temperature Management Case Study - Alsius Versus Conventional Temperature Management Patient A Patient B

Better Temperature Management = Better Medicine HACA Trial Alsius' Icy Trial Average Time to Target Temperature Mortality Six Month Results N = 86 N = 275

Product U.S. (510k) Europe Canada/Australia Japan CoolLine (2 and 3 lumen) Cerebral infarction patients w/ CVC (fever reduction) Intracerebral hemorrhage patients w/ CVC (fever reduction) Cooling and warming for patients who warrant a central venous catheter (normothermia and hypothermia) * Covers cardiac arrest Cooling and warming (normothermia and hypothermia) * Covers cardiac arrest Target Filing 4Q:06 Icy (1 and 3 lumen) Cardiac surgery patients (normothermia) Neuro surgery patients (hypothermia) Cooling and warming for patients who warrant a central venous catheter (normothermia and hypothermia) * Covers cardiac arrest Cooling and warming (normothermia and hypothermia) * Covers cardiac arrest Target Filing 4Q:06 Fortius (1 lumen) Cardiac surgery patients (normothermia) Neuro surgery patients (hypothermia) Cooling and warming for patients who warrant a central venous catheter (normothermia and hypothermia) * Covers cardiac arrest Cooling and warming (normothermia and hypothermia) * Covers cardiac arrest Target Filing 4Q:06 Multiple Worldwide Regulatory Clearances Note: Cardiac arrest is currently "off-label" in U.S. Alsius intends to pursue FDA clearance for cardiac arrest with human trials in estimated to begin in mid-2007.

Core patents surrounding inducing hypothermia with a catheter in specified indications and for fever control using a central venous catheter 33 U.S. issued patents 20 U.S. patent applications 3 issued international patents and 15 pending international patent applications Alsius, CoolGard, Cool Line, Icy and Fortius are registered trademarks in the United States and the European Union Intellectual Property Position

U.S. Rapid growth in direct sales force 2004 2005 2006 2007* 2008* 4 5 10 18-20 25-30 Install new systems Add additional systems in existing customers Drive catheter utilization International 23 distributors in 35 countries 2004 2005 2006 5 15 23 Increase distributor network Expand into additional international markets through new distributors Sales & Marketing * Estimated

Customer installations at over 175 major international hospitals and growing Worldwide Centers of Excellence

CoolGard saves hospitals money in addition to saving patients' lives Alsius specific reimbursement codes expected in late 2009 Cost Comparison Reimbursement Direct Costs Nursing Time ICU Stay Alsius Cost 600 158 0 0 In Hospital Savings 130 375 240 1000 $758 $3,445 Typical Treatment Costs for 7-Day Stay in Neuro ICU $2,700 - Reduce ICU stay by 1 day* $375 - Direct Replacement Savings (CVC, cooling blankets, antipyretics, etc.) $240 - 43% Reduced nursing time** $130 - Existing CPT code for CVC insertion Amortized 5yr - $158 * Diringer et al Critical Care Medicine, July 2004, Vol.32; No. 7. ** Lemons et. al. "Novel Intravascular heat exchange cyc reduces fever and nursing time in Neuro ICU patients." Catheter- $600

Alsius benefits from a leveraged sales model Following the initial system installation, catheter sales increase as the care providers gain experience Leveraged Sales Model For U.S. Only 2004 2005 2006* 2007* Hospitals 16 33 62 120 Installed Systems 25 56 115 276 Catheters / System / Month 1.4 1.6 1.8 2.0 Total Catheters 694 918 1,607 4,275 Average Price / Catheter $438 $580 $692 $773 * Estimated

Installed Sold Q1 53 9 Q2 81 31 Q3 102 38 Q4 114 39 Q1 130 58 Q2 149 75 Q3 179 102 Q4 215 132 Q1 246 163 Q2 256 194 Growing System Installed Base Cumulative Systems Sold Worldwide 2005 2006 2004

2003 1075 2004 1913 2005 3054 1H 05 1385 1H 06 2115 2005 1H 06 2004 2003 1H 05 Disposable Catheter Units Sold Catheters Sold Worldwide

2003 977 2004 1641 2005 3223 1H 05 1392 1H 06 2249 2005 1H 06 2004 2003 1H 05 Solid Revenue Growth ($ in thousands) Revenues

($ in thousands) Targeted Financial Performance Gross Margin 70+% Operating Margin 20% Target Operating Model

Strategy Leverage first-mover advantage ? Increase number of hospital customers Expand marketing presence Drive adoption ? Increase catheter utilization Conduct clinical studies and enhance physician awareness Improve margins ? Drive down the cost per catheter Manufacturing efficiencies with increased volumes Next generation product lines Explore acquisition opportunities ? Leverage cost structure Complementary temperature management products / businesses Critical care product lines or businesses Enhanced financial position from merger intended to allow Alsius to further its commercial lead and accelerate growth

Large target markets with significant growth opportunities Current market opportunity $1 billion worldwide for cleared indications Evolving $3 billion total addressable market worldwide for therapeutic cooling, warming and normal temperature maintenance (including Stroke and AMI), based on intended future clearances and indications Worldwide market leader in intravascular temperature management Over 8,000 patients treated and CoolGard systems installed at over 175 hospitals Alsius' intravascular approach viewed by critical care leaders as better medicine for patients and care providers Recurring revenue business model featuring disposable driven products Targeting repeat sales of single-use, disposable catheters (also functions as central venous catheter) Experienced management team Over 90 years of aggregate experience developing and selling innovative med-tech products Merger with Ithaka aimed at providing the financial resources to capitalize on Alsius' first-mover status Investment Highlights

Saving Lives With The Best Intravascular Temperature Management System Merger with Ithaka Acquisition Corp OTCBB: ITHK